SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        February 4, 2003
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

Executive Officer Change
------------------------
On February 7, 2003, Unocal Corporation's board of directors designated Charles
O. Strathman, the Company's Vice President and Chief Legal Officer, to be an "executive officer" of the Company within the meaning of Rule 3b-7, adopted by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), and Item 401(b) of the Commission's Regulation S-K. As such, Mr. Strathman is also deemed to be an "officer" of the Company within the meaning of the Commission's Rule 16a-1(f) under the Exchange Act.

As previously reported, Mr. Strathman was elected Vice President and Chief Legal Officer on December 3, 2002. Prior to that date, he served as Vice President, Law, since 2000 and as Senior Deputy General Counsel from 1995 to 2000. He has served in various legal and executive capacities since 1980.

A copy of the Agreement entered into on February 4, 2003, among Mr. Strathman, the Company and Union Oil Company of California, a wholly owned subsidiary of the Company, is attached as Exhibit 10 to this report

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

          10. Agreement, dated February 4, 2003, between Charles O. Strathman, Union Oil Company of California and Unocal Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                 UNOCAL CORPORATION
                                                   (Registrant)




Date:  February 10, 2003                     By:  /s/ JOE D. CECIL
      ------------------                         -------------------------------
                                                 Joe D. Cecil
                                                 Vice President and Comptroller

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